SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 3, 2000
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
           (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                       (Registrant's Telephone Number)


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Item 1-Item 4     Not Applicable.

Item 5: Other Events.    Not Applicable.

Item 6            Not Applicable.

Item 7            Financial Statements and Exhibits.

                           (a),(b)

                           (c) Exhibits

                           (i) Press release dated March 3, 2000.

Item 8.           Not applicable.

Item 9.           Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2000                COMMAND SECURITY CORPORATION



                                    By: /s/ Nathan Nelson
                                        _______________________

                                        Nathan Nelson
                                        Chief Financial Officer

FOR IMMEDIATE RELEASE

           CONTACT:    William C. Vassell      Donald Radcliffe
                       Chairman                Radcliffe & Associates, Inc.
                       Tel: (914) 454-3703     Tel: (212) 605-0174


                    COMMAND SECURITY CORPORATION COMMENTS
                         ON CLIENT FILING CHAPTER 11

Lagrangeville, New York *** March 3, 2000 *** Command Security Corporation (NASDAQ:CMMD) commented on the recent bankruptcy filing by one of the Company's clients, Tower Air, Inc. At the time of the Chapter 11 filing, Tower owed Command $750,000 or 6.1% of the Company's accounts receivable. It is not known at this time how much of this amount may be recovered. Command is continuing to service Tower on a prepaid basis. Revenue from Tower has represented approximately 5% of the Company's revenue.

Nathan Nelson, the Company's CFO said, "Command's core business remains fundamentally sound with improved sales reported by regional offices. We do not anticipate a significant cash flow problem as a result of the Tower filing. The Company's borrowing availability under its line of credit remains adequate. We will do everything in our power to recover as much of this debt as possible. We anticipate a significant adverse impact on the Company's earnings for the fourth quarter and for the fiscal year-ending March 31, 2000."

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia, Massachusetts and Pennsylvania and provides services via independent security companies nationwide.